                                                                   Exhibit 10.11

                      Marketer/Agent Compensation Agreement
                   Jefferson National Life Insurance Products

This agreement is entered is entered into this 10th day of May, 2005 by and between Health Benefits Direct, LLC and Insurance Specialists Group.

For all Jefferson National Life Insurance Company insurance policies sold and issued by any registered agent employed by Health Benefits Direct, Insurance
Specialists Group shall pay to Health Benefits Direct commissions equal to 110%
of commissionable premium for months 1 thru 12.

Insurance Specialists Group

By:
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Title:
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Date: 5/10/2005
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Health Benefits Direct

By:  Scott Frohman
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Title:  CEO
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Date: 5/10/2005
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